UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

POLYCOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Polycom, Inc. (“Polycom”) by Triangle Private Holdings I, LLC (“Parent”) and Triangle Private Merger Sub, an indirect wholly-owned subsidiary of Parent (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated July 8, 2016 by and among the Polycom, Parent and Merger Sub:

(i)	Employee Communications;
(ii)	FAQs;
(iii)	Customer Communications;
(iv)	Channel Partner Communications;
(v)	Supplier Communications; and
(vi)	ISTP Communications.

Each item listed above was first used or made available on July 11, 2016.

Team,

Last Friday, I shared news with you about an exciting new chapter in the Polycom story. We have entered into an agreement to be acquired by affiliates of Siris Capital Group, a private equity firm that specializes in acquiring technology and telecommunications companies. Following the completion of the acquisition, which is expected to be in Q3/4, Polycom will no longer be a publicly traded company and will be owned by Siris Capital. We will retain our world-class brand and operate as an independent private company. As a result, we have ended the previously announced merger agreement with Mitel Networks Corporation. The press release and 8-K filing from Friday can be found on www.polycom.com.

I’m very excited about this new development. I’d like to share more about what this means for us.

The Decision

For more than 25 years, Polycom has been a market-leading innovator and provider of audio, video and content collaboration solutions. Our strategy and vision to unleash the power of human collaboration has been incredibly successful, and that success caught the attention of Siris, who has a strong track record of managing technology companies with mature and growth business models like ours.

Siris has extensive experience operating businesses in the Unified Communications space and a deep understanding of our business, competitive environment and industry. The significant investment they are making in Polycom is a strong endorsement of our strategy, innovative solutions portfolio, employees, customers, partners, and our leadership in the collaboration market. Their investment and support will make it possible for us to hone and accelerate our strategy to deliver strong value to our customers and partners–and deliver opportunity for you, our employees.

This is an exciting move for Polycom that was carefully assessed by our Board of Directors. After a thorough evaluation process, the Board viewed the Siris proposal as superior to the Mitel transaction and believes it will enable us to maximize the value to our shareholders. We believe this transaction will deliver substantial benefits to all of our stakeholders in both the short and long term.

What Happens Next

The transaction is expected to close in Q3/4 following the receipt of shareholder and regulatory approvals. As we work through the transaction process, it is more important than ever that we continue to operate in a business-as-usual manner and remain focused on our priorities to continue our momentum. We are still an independent public company until the transaction closes and it is critical that we deliver on our commitments.

I know you may have questions about this new development. For answers to some of the most common questions regarding this transaction, please review the FAQ which can be found here.

As always, we are committed to keeping you informed and will share more information with you as soon as it becomes available. We will also hold All Hands meetings the week of July 18, and you are always welcome to send questions to Questions@polycom.com.

Finally, it’s important that only our approved corporate spokespeople share any comments publically about the acquisition to media or analysts. If you are approached with inquiries by anyone outside of the company, please direct them to Cameron Craig (media), Niki Hall (analysts), or Laura Graves (investors).

This transaction is a testament to the strength of our team, our strategy, our vision of the workplace of the future, and the power of our brand. I am extremely proud of what we have accomplished together, and I thank you for your commitment and your invaluable contributions to Polycom. Together, we will continue to build the future of collaboration to make our customers successful.

Sincerely,

Peter

FORWARD LOOKING STATEMENTS

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Polycom and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Polycom, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the anticipated size of the market and continued demand for Polycom products and services, the impact of competitive products and pricing and disruption to Polycom’s business that could result from the announcement of the transaction; access to available financing on a timely basis and on reasonable terms, including the refinancing of Polycom debt to fund the cash portion of the consideration in connection with the transaction; Polycom’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Polycom’s ability to successfully implement and achieve its business strategies. Additional risks are described under the heading “Risk Factors” in Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Polycom has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, Polycom intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT POLYCOM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Polycom files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

PARTICIPANTS IN THE SOLICITATION

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

General FAQ

Overview

Polycom has entered into an agreement to be acquired by Siris Capital Group (“Siris”). When the transaction is complete, Polycom will become wholly owned by an affiliate of an investor group led by Siris and will no longer be traded on the NASDAQ. All of the outstanding common stock of Polycom will be purchased for $12.50 per share in cash.

Who is Siris?

Siris is a leading private equity firm focused on making control investments in data/telecommunications, technology and technology-enabled business service companies. Siris has extensive experience and a tremendous track record of financial success in acquiring companies with a mix of mature and growth businesses. The firm was founded by Frank Baker, Peter Berger and Jeffrey Hendren in 2011. Other companies Siris has recently acquired include Premier Global Services (“PGi” – a provider of audioconferencing and SaaS based collaboration services), Xura (digital communications services), Digital River (eCommerce payments and marketing services), Pulse Secure (secure enterprise connectivity solutions, including VPN and network access software), Tekelec (core telecom infrastructure software), Transaction Network Services (“TNS”) (value-added network services for the telecom, payments, and financial services verticals), and Stratus Technologies (fault tolerant and high availability servers).

What are the terms of the transaction?

An investor group led by Siris has agreed to acquire all of the outstanding shares of Polycom for $12.50 per share in cash.

Did Polycom’s Board of Directors approve the transaction?

Yes. The Board unanimously deemed the Siris proposal to be superior to the Mitel transaction and recommends that shareholders approve and adopt the merger agreement at the shareholder meeting that will be held to vote on the transaction. Mitel has waived their “match right” and therefore Polycom is moving forward with the Siris proposal.

Why does this transaction make sense for Polycom?

After a thorough evaluation process, our Board of Directors viewed Siris’ proposal as a compelling transaction that enables us to deliver immediate value to our shareholders and continue to deliver substantial benefits to our customers, strategic alliance partners and employees.

Siris has an strong track record of helping mission-critical technology companies like Polycom succeed in their goals. The investment Siris is making in Polycom is a clear endorsement of our strategy and a confirmation of the future potential they see in our company. With their investment—and guidance—we can further refine and accelerate our strategy and deliver even more value to our constituents.

When do you expect the deal to be finalized?

We anticipate the transaction will be finalized by Q3/4 2016 following the receipt of shareholder and regulatory approvals.

What are the conditions to the transaction?

The transaction is subject to customary closing conditions, including shareholder and regulatory approvals. Siris has secured fully committed debt financing in support of the transaction.

How does this change Polycom’s overall business focus and growth strategy?

Siris is committed to the success of Polycom, and their investment and support will make it possible for us to hone and accelerate our strategy and deliver more value to our world-class customer base. While we are entering a new chapter of our story, Polycom is still Polycom. We will retain our brand and we’re still tracking toward product delivery dates, and we remain focused on delivering best-in-class collaboration solutions and industry-leading service and support.

What has the market reaction been to the announcement?

The market reaction from financial analysts, industry analysts, press, partners and customers has been positive. See EmployeeConnect for more details on coverage and feedback.

Employee Questions

What does it mean to be a private company?

Following completion of the transaction, Polycom’s stock will no longer be traded on the public market, or owned by public shareholders. Polycom will become a private company, wholly owned by an affiliate of an investor group led by Siris.

What will happen to my stock grant?

Under the merger agreement, employee options outstanding immediately prior to the completion of the transaction will vest in full and be cashed out at the excess of $12.50 over the exercise price, for each share subject to the option. In addition, any other unvested employee time-based equity awards (“RSUs”) and performance-based equity awards (“PSUs”) outstanding immediately prior to the completion of the transaction will vest in full and, along with any such awards that are vested and outstanding, be cashed out at the $12.50 per share merger consideration if the transaction closes, for each share subject to the award. Any portion of PSUs for which the performance period has not ended by the closing date will vest based on 100% of the target number of applicable shares under the award.

All such payments will be subject to any required tax withholdings.

Will there be any changes to my 401(k) in the U.S. or the ESPP (Employee Stock Purchase Program (which has been suspended)?

We do not plan on making any immediate changes to our US 401(k) plan. Our ESPP will continue to be suspended and will terminate before the closing of the transaction because there will no longer be stock to purchase.

How will our compensation and benefits programs change?

Polycom currently does not anticipate making any immediate changes to our compensation and benefit plans, before the transaction closes. For a period of one year after the close, employees will continue to be provided with wages (e.g., salary) and cash bonus opportunities that are at least as favorable as were provided prior to close. In addition, for a period of one year following the close, continuing employees generally will be provided with overall pension and welfare benefit packages that are not less favorable, and severance benefits no less favorable, than those provided by Polycom and its subsidiaries prior to close.

Continuing employees generally will receive credit for any service with Polycom or its subsidiaries earned before the effective time of the transaction under any benefits or compensation provided by Siris or any of its subsidiaries (which will include Polycom).

Will Polycom employees become employees of Siris?

You will continue to be employees of Polycom.

What should I do if I receive calls from members of the media or members of the investor community?

No employees, other than approved corporate spokespeople, should make comments about the acquisition. If you are contacted by the media, investor, financial analyst or any other outside parties, please direct the inquiry to:

Media

Cameron Craig

415-650-9606

Cameron.craig@polycom.com

Investors

Laura Graves

408-586-4271

Laura.graves@polycom.com

Industry Analysts

Niki Hall

408-406-9339

Niki.hall@polycom.com

Will the company name change?

Polycom will continue to operate under the same name and brand.

Will Siris merge us with another company?

We do not anticipate any consolidation with other Siris investments.

Will I keep my service date?

Yes, your service date will remain the same.

Will company headquarters or other locations move?

We do not have plans to move from our headquarters in San Jose, CA, or to make any other location adjustments at this time.

Will we stop acquiring other companies?

Our M&A program remains a key component of our growth strategy, and we will continue to evaluate companies that can augment and complement our existing portfolio of products and services.

What changes when we’re not publicly traded?

We will continue to operate as a public company until the transaction is finalized. Once finalized, Polycom will become wholly owned by an affiliate of Siris and will no longer be publicly traded on the NASDAQ or file any annual or periodic reports with the U.S. Securities and Exchange Commission (the “SEC”).

Will we change or eliminate products?

Siris has significant expertise in investing in technology and telecommunications businesses and is committed to helping Polycom develop long-term, sustainable competitive advantages. With their investment and guidance, we can further refine and accelerate our strategy and deliver even more value to our constituents.

What about our bonus plans or sales incentive plans?

There are no immediate plans to adjust bonuses or sales incentive plans at this time.

Are there any restrictions on being able to sell my shares between signing and closing?

Other than at times that you are subject to any earnings-related or other periodic trading blackouts that may be in effect from time to time under our Insider Trading Policy, and so long as you are not otherwise in possession of material, nonpublic information about Polycom, you are free to make trading decisions and trade your shares as you normally would.

Is it OK to use my social media channels to communicate the news?

No. The corporate team will put out approved messages through our social channels. If you have a question about social media please contact Cameron Craig, Sr. Director, Corporate Communications, Polycom (Cameron.Craig@polycom.com).

Is the status of my employment in jeopardy?

As with many acquisitions, there may be some adjustments made to our employee base, but there are no immediate changes being made at this time. This process will take time, and continuity will be important during this transition. Any impacted employees will be informed; and treated with respect and we anticipate providing such employees with appropriate severance and career support.

Will my job title or responsibilities change?

Your manager will inform you of any changes to job titles, roles and/or responsibilities as a result of the integration. However, decisions relating to any changes to job titles, roles, and responsibilities as a result of the transaction are not expected to be made until the transaction closes.

What can I do as an employee to help make the deal a success?

Continue to do the great job you’ve always done every day. Don’t lose focus on the customer and your day-to-day job responsibilities. Keep an open mind and maintain excitement about the future of the company!

Where can I go to get more information?

Periodic updates will be posted on EmployeeConnect. Your manager will provide updates when appropriate. Additionally, you can find more details in our 8-K SEC filings here. If you have questions that are not answered, please send an email to questions@polycom.com.

If Polycom is sponsoring my immigration process to the United States, what happens to my immigration status and the process after the transaction closes?

The impact of a corporate change will vary from employee to employee depending on the type of visa or status they have and what stage they are in their immigration process. Please talk with your local HR business partner for assistance for your particular situation.

Customer/Partner Questions

How does this acquisition impact Polycom’s customers and partners?

Meeting the needs of our customers and partners remains our number one priority. Polycom’s customers and partners will see no operational impact. Account managers and points of contact will remain the same and all current contracts will remain in place with no change in our business agreements.

Will Polycom continue to offer the full suite of offerings?

Yes. Polycom is still Polycom and our full suite of unified communications and collaboration software and services will continue to be available. We don’t expect to make major changes in the short-term. We’re still tracking toward product delivery dates and are focused on delivering top-notch client service.

Are we sending out a communication to customers, channel partners and strategic partners?

Yes. Both customer and partner communications will be sent out. Once completed and distributed, these communications will be posted on EmployeeConnect and SalesConnect.

Forward-Looking Statements

Statements made in this communication, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond Polycom’s control. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Polycom’s forward-looking statements, including, but not limited to, the following factors: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the merger agreement may be terminated in circumstances that require Polycom to pay Siris a termination fee; (iii) risks related to the diversion of management’s attention from Polycom’s ongoing business operations; (iv) risks regarding the failure of Siris to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on Polycom’s business relationships (including, without limitation, customers, strategic alliance partners and suppliers), operating results and business generally; (vi) risks related to satisfying the conditions to the merger, including the failure of Polycom’s shareholders to approve the merger, timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) the nature, cost and outcome of any future litigation and other legal proceedings, including any potential proceedings related to the proposed merger, (vii) risks and uncertainties associated with the merger, including the fact that competing acquisition proposals could be made; and (ix) other factors described from time to time in Polycom’s press releases, reports and other filings made with the SEC, including but not limited to the “Risk Factors” section of Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. All forward-looking statements attributable to Polycom or a person acting on its behalf are expressly qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date they are made. Except as required by law, Polycom has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Polycom. In connection with the proposed merger, Polycom will prepare a proxy statement to be filed with the SEC on Schedule 14A. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Polycom. POLYCOM’S SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT Polycom WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Polycom AND THE PROPOSED MERGER. Polycom’s shareholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by Polycom with the SEC from the SEC’s website at www.sec.gov and on Polycom’s website athttp://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

Polycom and its directors and officers may be deemed to be participants in the solicitation of proxies from Polycom’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed merger. Information about Polycom’s directors and executive officers and their ownership of Polycom’s common stock is set forth in the more recent Annual Report on Form 10-K/A filed April 28, 2016. Shareholders may obtain additional information regarding the interests of Polycom and its directors and executive officers in the proposed transaction, which may be different than those of Polycom’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

CUSTOMER LETTER

From:	Peter Leav
To:	Polycom Customers (500,000)
Date:	Target Monday, July 11 after 2:30pm
Subject:	Important Polycom Announcement

Dear Valued Customer,

Last Friday, we announced an exciting new chapter in the Polycom story. Polycom entered into an agreement to be acquired by affiliates of Siris Capital Group, a private equity firm that specializes in acquiring technology and telecommunications companies. Following completion of the acquisition, which is expected to be in Q3/4, Polycom will no longer be a publicly traded company. We will retain our world-class brand and operate as an independent private company. As a result, we have ended the previously announced merger agreement with Mitel Networks Corporation. The press release can be found on www.polycom.com.

Siris has a strong track record of helping mission-critical technology companies like Polycom succeed in their goals. The investment Siris is making in Polycom is a clear endorsement of our strategy, innovative solutions portfolio and our leadership in the collaboration market. We believe their investment and support will allow us to hone and accelerate our business strategy, and ultimately deliver more value to you, our esteemed customer.

We will continue operating our business as usual while we work to complete the transaction. There will be no changes to your existing relationship with Polycom and we will continue to offer our full portfolio of products and solutions while providing you with the level of service that you have come to expect. We are committed to a robust roadmap and deep interoperability and integration with our market-leading ecosystem.

We are also fully committed to making this transition as seamless as possible, and if you have any questions regarding this announcement, please do not hesitate to reach out to your Polycom account representative or channel partner. On behalf of the entire Polycom team, I would like to thank you for your business and continued support. This is an exciting time for all of us at Polycom, and we believe this path forward will enable us to continue our leadership and to serve you for years to come.

Sincerely,

Peter Leav

President & CEO, Polycom

FORWARD LOOKING STATEMENTS

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Polycom and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Polycom, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the anticipated size of the market and continued demand for Polycom products and services, the impact of competitive products and pricing and disruption to Polycom’s business that could result from the announcement of the transaction; access to available financing on a timely basis and on reasonable terms, including the refinancing of Polycom debt to fund the cash portion of the consideration in connection with the transaction; Polycom’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Polycom’s ability to successfully implement and achieve its business strategies. Additional risks are described under the heading “Risk Factors” in Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Polycom has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, Polycom intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POLYCOM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Polycom files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

PARTICIPANTS IN THE SOLICITATION

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

PARTNER LETTER

From:	Peter Leav
To:	Polycom Partners (50,000)
Date:	Target Monday, July 11 after 2:30pm
Subject:	Important Polycom Announcement

Dear Valued Partner,

Last Friday, we announced an exciting new chapter in the Polycom story. Polycom entered into an agreement to be acquired by affiliates of Siris Capital Group, a private equity firm that specializes in acquiring technology and telecommunications companies. Following completion of the acquisition, which is expected to be in Q3/4, Polycom will no longer be a publicly traded company. We will retain our world-class brand and operate as an independent private company. As a result, we have ended the previously announced merger agreement with Mitel Networks Corporation. The press release can be found on www.polycom.com.

Siris has a strong track record of helping mission-critical technology companies like Polycom succeed in their goals. The investment Siris is making in Polycom is a clear endorsement of our strategy, innovative solutions portfolio and our future potential for growth and leadership in the collaboration market. We believe their investment and support will allow us to hone and accelerate our business strategy, and ultimately deliver more value to our global customer base and you, our valued partner.

We will continue operating our business as usual as we complete the transaction. There will be no changes to your existing relationship with Polycom and we will continue to offer our full portfolio of products and solutions while providing you and your customers with the same level of service and support that you have come to expect. We are committed to offering a robust roadmap and deep interoperability and integration with our market-leading ecosystem.

We are also fully committed to making this transition as seamless as possible, and if you have any questions regarding this announcement, please do not hesitate to reach out to your Polycom account representative. On behalf of the entire Polycom team, I would like to thank you for your business and continued partnership. Our partnership is a critical part of our strategy going forward. This is an exciting time for all of us at Polycom. The future of this industry is bright and we look forward to continuing our business together and anticipate great success in the years to come.

Sincerely,

Peter Leav

President & CEO, Polycom

FORWARD LOOKING STATEMENTS

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Polycom and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Polycom, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the anticipated size of the market and continued demand for Polycom products and services, the impact of competitive products and pricing and disruption to Polycom’s business that could result from the announcement of the transaction; access to available financing on a timely basis and on reasonable terms, including the refinancing of Polycom debt to fund the cash portion of the consideration in connection with the transaction; Polycom’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Polycom’s ability to successfully implement and achieve its business strategies. Additional risks are described under the heading “Risk Factors” in Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Polycom has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, Polycom intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POLYCOM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Polycom files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

PARTICIPANTS IN THE SOLICITATION

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SUPPLIER LETTER

From:	Peter Leav
To:	Polycom Suppliers
Date:	Target Monday, July 11 after 2:30
Subject:	Important Polycom Announcement

Dear Valued Supplier,

Last Friday, we announced an exciting new chapter in the Polycom story. Polycom entered into an agreement to be acquired by affiliates of Siris Capital Group, a private equity firm that specializes in acquiring technology and telecommunications companies. Following completion of the acquisition, which is expected to be in Q3/4, we will retain our world-class brand and operate as an independent private company. Polycom will no longer be a publicly traded company. As a result, we have ended the previously announced merger agreement with Mitel Networks Corporation. The press release can be found on www.polycom.com.

Siris has a strong track record of helping mission-critical technology companies like Polycom succeed in their goals. The investment Siris is making in Polycom is a clear endorsement of our strategy, innovative solutions portfolio and our leadership in the collaboration market. We believe their investment and support will allow us to hone and accelerate our business strategy, and ultimately deliver more value to our global customer base which will translate into business opportunity for you, our valued supplier.

During the transaction process, we will continue operating our business as usual. There will be no changes to your existing relationships, agreements or processes with Polycom.

We are fully committed to making this transition as seamless as possible. If you have any questions regarding this announcement, please do not hesitate to reach out to your Polycom representative. On behalf of the entire Polycom team, I would like to thank you for your partnership in our supply chain operations. This is an exciting time for all of us at Polycom, and we truly believe this path forward will enable us to continue our leadership, serving our customers and providing you with business opportunities.

Sincerely,

Peter Leav

President & CEO, Polycom

FORWARD LOOKING STATEMENTS

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Polycom and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Polycom, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the anticipated size of the market and continued demand for Polycom products and services, the impact of competitive products and pricing and disruption to Polycom’s business that could result from the announcement of the transaction; access to available financing on a timely basis and on reasonable terms, including the refinancing of Polycom debt to fund the cash portion of the consideration in connection with the transaction; Polycom’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Polycom’s ability to successfully implement and achieve its business strategies. Additional risks are described under the heading “Risk Factors” in Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Polycom has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, Polycom intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POLYCOM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Polycom files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

PARTICIPANTS IN THE SOLICITATION

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ITSP LETTER

From:	Peter Leav
To:	Polycom ITSP Partners
Date:	Target Monday, July 11 after 2:30
Subject:	Important Polycom Announcement

Dear Valued ITSP Partner,

Last Friday, we announced an exciting new chapter in the Polycom story. Polycom entered into an agreement to be acquired by affiliates of Siris Capital Group, a private equity firm that specializes in acquiring technology and telecommunications companies. Following completion of the acquisition, which is expected to be in Q3/4, Polycom will no longer be a publicly traded company. We will retain our world-class brand and operate as an independent private company. As a result, we have ended the previously announced merger agreement with Mitel Networks Corporation. The press release can be found on www.polycom.com.

Siris has a strong track record of helping mission-critical technology companies like Polycom succeed in their goals. The investment Siris is making in Polycom is a clear endorsement of our strategy, innovative solutions portfolio, employees, customers, partners, and our leadership in the collaboration market. We believe their investment and support will allow us to hone and accelerate our business strategy, and ultimately deliver more value to our global customer base and to you, our valued partner.

In light of this news, I want to assure you that Polycom will continue operating our business as usual during the transaction process. There will be no changes to your existing relationship and our full suite of collaboration solutions will continue to be available. We remain fully committed to ensuring the success of our partners and customers. We are also committed to a robust roadmap and deep interoperability and integration with your solutions.

Siris has significant expertise in investing in technology and telecommunications. The investment it has made in Polycom clearly validates our strategy, innovative solutions portfolio and leadership in the collaboration market. Polycom operating as a private company will also allow for increased flexibility to bring new products and services to market while continuing to drive innovation to meet our customer’s constantly evolving collaboration needs.

I would like to personally thank you for your continued support and partnership. This is an exciting time for all of us at Polycom. The future of this industry is bright and we look forward to continuing our business together and anticipate great success in the years to come.

Should you have any questions regarding this announcement, please do not hesitate to your Polycom representative.

Sincerely,

Peter Leav

President & CEO, Polycom

FORWARD LOOKING STATEMENTS

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Polycom and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Polycom, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the anticipated size of the market and continued demand for Polycom products and services, the impact of competitive products and pricing and disruption to Polycom’s business that could result from the announcement of the transaction; access to available financing on a timely basis and on reasonable terms, including the refinancing of Polycom debt to fund the cash portion of the consideration in connection with the transaction; Polycom’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Polycom’s ability to successfully implement and achieve its business strategies. Additional risks are described under the heading “Risk Factors” in Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Polycom has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, Polycom intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POLYCOM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Polycom files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

PARTICIPANTS IN THE SOLICITATION

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.